SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 1, 2004

                         ENVIRONMENTAL POWER CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                    0-15472                 75-3117389
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                 Indentification Number)


         One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801
          (Address of principal executive offices, including zip code)

                                 (603) 431-1780
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 7, 2004, Environmental Power Corporation (the "Registrant") engaged Vitale, Caturano & Company PC ("Vitale, Caturano") as its principal independent accountants. The Registrant has not consulted Vitale, Caturano with regard to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Registrant's financial statements or any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2002 and December 31, 2003 or any subsequent interim period.

         On June 1, 2004, Deloitte & Touche LLP, principal independent accountants to the Registrant ("Deloitte & Touche"), informed the Registrant that the client-auditor relationship between the Registrant and Deloitte & Touche had ceased. Deloitte & Touche will continue to provide the Registrant with federal, state and local tax advice and related services.

         Deloitte & Touche's reports on the Registrant's financial statements for the fiscal years ended December 31, 2002 and December 31, 2003 did not contain either an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         At no time during the fiscal years ended December 31, 2002 and December 31, 2003 or any subsequent interim period were there any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Registrant and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (c)      The following Exhibit is filed as part of this report:

EXHIBIT NO.             DESCRIPTION
-----------             -----------

     99.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K
     99.2           Press Release, dated June 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENVIRONMENTAL POWER CORPORATION


                                            By: /s/ R. Jeffrey Macartney
                                                ----------------------------
                                                R. Jeffrey Macartney
                                                Chief Financial Officer

Dated:  June 7, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             -----------

     99.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K
     99.2           Press Release, dated June 7, 2004